Taxes on Income	12 Months Ended
Dec. 31, 2024
Taxes on Income [Abstract]
Taxes on income

Note 17 - Taxes on income

A.	Taxation of the Company in Israel

General

The Company is taxed in Israel pursuant to the provisions of the Income Tax Ordinance.

The corporate tax rate applicable to the Company for all reported periods is 23%.

B.	Losses and deductions for tax purposes - carried forward to future years

As of December 31, 2024, the carryforward net operating losses of the Company amounted to NIS 142 million. The Company did not record deferred taxes in respect of the loss carryforward since their utilization is not expected in the foreseeable future.

C.	Final tax assessment

The Company has no final tax assessments since Inception Date. Notwithstanding, pursuant and subject to the provisions of article 145 of the Income Tax Ordinance, the reports filed with the tax authorities for the years up to and including 2019 are considered as final.

D.	The following tabular represents reconciliation between the amount of the “theoretical” tax that would have applied and the amount of the tax on ordinary operating income, as recorded in the statements of comprehensive loss:

	Year ended December 31,
	2024	2023	2022

Pre-tax loss as reported in the statements of comprehensive loss	34,938	33,835	24,962
Corporate tax rate	23%	23%	23%

Theoretical tax savings	8,036	7,782	5,741
Non-deductible expenses	(138)	(225)	(266)
Differences in measurement base	(325)	10	493
Losses and timing differences in respect of which no deferred taxes were recorded	(7,573)	(7,567)	(5,968)
Tax expenses in respect of the reported year	-	-	-